UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22764

CPG Carlyle Commitments Master Fund, LLC

(Exact name of registrant as specified in charter)

660 Fifth Avenue

New York, New York 10103

(Address of principal executive offices) (Zip code)

Alex Lee

c/o Macquarie Wealth Advisers, LLC

660 Fifth Avenue

New York, New York 10103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 317-9222

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The Report to Shareholders is attached herewith.

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Statements

For the Year Ended March 31, 2026

With Report of Independent Registered Public Accounting Firm

CPG Carlyle Commitments Master Fund, LLC

Table of Contents

For the Year Ended March 31, 2026

Report of Independent Registered Public Accounting Firm	3
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	10
Consolidated Statements of Changes in Net Assets	11
Consolidated Statement of Cash Flows	12
Consolidated Financial Highlights	13
Notes to Consolidated Financial Statements	14
Other Information (Unaudited)	25
Investment Program (Unaudited)	28
Fund Management (Unaudited)	30

CPG Carlyle Commitments Master Fund, LLC

Report of Independent Registered Public Accounting Firm

March 31, 2026

To the Board of Directors and Member of CPG Carlyle Commitments Master Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CPG Carlyle Commitments Master Fund, LLC and its subsidiaries (the “Master Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows for the year ended March 31, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended March 31, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Master Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the five years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on the Master Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Fund in accordance with the relevant ethical requirements relating to our audit, which include standards of the American Institute of Certified Public Accountants (AICPA) Code of Professional Conduct, as well as U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission.

We conducted our audits of these consolidated financial statements in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agents and investee funds; when replies were not received from investee funds, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 23, 2026

We have served as the auditor of one or more Central Park Group investment companies since 2022.

3

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Co-Investments - (14.02%)
Access Holdings (FPG II) L.P.(a)(b)(c)	North America	Buyout	5/24/2024	$1,842,964	$–	–%
Carlyle Beacon Partners, L.P.(a)	Asia/Pacific	Growth	9/28/2018	10,370,967	13,635,281	2.00%
Carlyle Eagle Coinvestment, L.P.(a)(b)(d)	North America	Buyout	2/15/2018	2,175,056	14,107,071	2.07%
Carlyle Encore Coinvestment II, L.P.(a)(b)	North America	Buyout	10/22/2024	15,065,076	17,438,627	2.56%
Carlyle Fourmi Coinvestment, L.P.(a)	Asia/Pacific	Growth	6/29/2018	15,651,547	10,985,363	1.61%
Carlyle Jumper Coinvestment, L.P.(a)	North America	Buyout	12/12/2023	15,395,326	22,286,268	3.27%
Carlyle Mars Partners, L.P.(a)(b)	Asia/Pacific	Buyout	11/11/2016	143,119	273,796	0.04%
Carlyle RDSL Coinvestment, L.P.(a)(b)(e)	South America	Growth	9/30/2015	505,124	–	0.00	%(f)
Carlyle Sapphire Partners, L.P.(a)(b)	Asia/Pacific	Growth	9/30/2015	9,565,027	8,571,307	1.26%
Matador Coinvestment, SCSp(a)(b)(e)	Europe	Special Situations	9/30/2019	5,365,459	6,968,542	1.02%
Nash Coinvestment, L.P.(a)(b)(e)	Africa	Buyout	10/10/2017	83,677	–	–%
Neptune Coinvestment, L.P.(a)(b)(e)	Europe	Buyout	6/23/2017	228,652	1,275,628	0.19%
Reciprocal Capital Holdings LLC(a)(b)(g)	Asia/Pacific	Growth	1/30/2018	14,342,022	–	–%
Total Co-Investments				90,734,016	95,541,883
Primary Investments - (38.88%)
Carlyle Asia Partners Growth I, L.P.(a)(e)	Asia/Pacific	Growth	5/23/2016	8,534,480	2,411,616	0.35%
Carlyle Asia Partners IV, L.P.(a)(e)	Asia/Pacific	Buyout	5/25/2014	19,601,647	3,144,634	0.46%
Carlyle Asia Partners V, L.P.(a)(e)	Asia/Pacific	Buyout	10/30/2017	66,008,823	63,500,681	9.32%
Carlyle Asia Partners VI, L.P.(a)(b)(e)	Asia/Pacific	Buyout	3/6/2023	–	(2,550,496)	-0.38%
Carlyle Europe Technology Partners III, L.P.(a) (b)(e)	Europe	Growth	3/28/2015	3,596,375	1,539,152	0.23%
Carlyle Europe Technology Partners IV, L.P.(a) (b)(e)	Europe	Growth	11/30/2018	7,501,910	7,228,203	1.06%
Carlyle Europe Technology Partners V, SCSp(a) (b)(e)	Europe	Growth	3/11/2022	19,475,257	20,912,260	3.07%
Carlyle Global Financial Services Partners II, L.P.(a)(b)(e)	Global	Buyout	6/30/2014	3,078,229	3,328,362	0.49%
Carlyle Global Financial Services Partners III, L.P.(a)(h)	Global	Buyout	6/30/2017	11,322,395	14,991,951	2.20%
Carlyle International Energy Partners II, SCSp(a)(e)	Global	Special Situations	11/30/2018	10,514,279	9,673,432	1.42%
Carlyle International Energy Partners, L.P.(a)(e)	Global	Special Situations	3/12/2014	14,930,202	16,757,227	2.46%
Carlyle Japan Partners V, L.P.(a)(b)(e)	Asia/Pacific	Buyout	6/30/2025	871,758	457,967	0.07%
Carlyle Partners VI, L.P.(a)(b)(e)	North America	Buyout	9/20/2013	5,406,310	2,161,792	0.32%
Carlyle Partners VII, L.P.(a)(i)	North America	Buyout	11/29/2017	19,286,447	21,329,101	3.13%
Carlyle Partners VIII, L.P.(a)(j)	North America	Buyout	9/10/2021	22,057,313	25,326,922	3.72%
Coatue Growth Fund V-B, L.P.(a)(b)	North America	Growth	3/31/2024	1,000,000	1,448,325	0.21%
CVC Credit Partners Global Special Situations Fund II, S.C.Sp(a)(e)	Europe	Special Situations	6/6/2019	4,947,450	7,653,315	1.12%
JLL Partners Fund VII, L.P.(a)(e)	North America	Buyout	3/31/2016	5,105,568	4,018,526	0.59%
Riverside Capital Appreciation Fund VII, L.P.(a) (b)(e)	North America	Buyout	9/16/2019	3,302,292	3,331,867	0.49%
Riverside Micro-Cap Fund VI, L.P.(a)(b)(e)	North America	Buyout	8/26/2021	8,593,384	7,298,819	1.07%
Spring Bridge Partners, L.P.(a)(b)(e)	North America	Buyout	9/17/2019	5,781,927	6,040,299	0.89%
Tiger Global Private Investment Partners XV, L.P.(a)(b)(e)	North America	Growth	3/18/2022	9,833,794	7,932,345	1.16%
Vitruvian Investment Partnership IV(a)(b)(e)	Europe	Growth	8/31/2020	9,819,578	13,892,548	2.04%
Warburg Pincus Financial Sector II, L.P.(a)(b)(e)	North America	Growth	6/9/2022	13,104,101	23,115,723	3.39%
Total Primary Investments				273,673,519	264,944,571
Secondary Investments - (44.08%)
Access Holdings (FPG) L.P.(a)(b)(c)	North America	Buyout	7/22/2021	8,376,341	–	–%
AE Industrial Partners Extended Value Fund, L.P.(a)(b)	North America	Buyout	6/2/2021	978,619	449,214	0.07%
ASP Helios III, L.P.(a)(e)	Europe	Buyout	4/29/2022	11,963,558	25,714,149	3.77%

See accompanying Notes to Consolidated Financial Statements

4

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
ASP Jordan, L.P.(a)(e)	Europe	Buyout	4/21/2023	$14,323,580	$28,227,902	4.14%
ASP Oyster, L.P.(a)(b)(e)	Europe	Buyout	4/21/2023	15,521,131	22,399,805	3.29%
Blue Point Capital Partners II, L.P.(a)(b)(e)	North America	Growth	10/23/2020	–	125,759	0.02%
Brazil Buyout Coinvestment, L.P.(a)(b)	South America	Buyout	4/2/2014	82,978	2,334	0.00	%(f)
Brentwood Associates Opportunities Fund, L.P.(a)(b)(e)	North America	Growth	4/1/2021	2,545,851	2,455,910	0.36%
Carlyle Asia Partners IV Access Fund, LLC(a)(b)(e)	Asia/Pacific	Buyout	12/31/2018	500	319,689	0.05%
Carlyle Asia Partners IV, L.P.(a)(e)	Asia/Pacific	Buyout	5/24/2017	–	9,866,004	1.45%
Carlyle Cardinal Ireland Fund, L.P.(a)(b)(e)	Europe	Growth	10/31/2017	124,318	20,781	0.00	%(f)
Carlyle Energy Mezzanine Opportunities Fund, L.P.(a)(b)(e)	North America	Growth	9/30/2016	528	–	–%
Carlyle Europe Partners II Coinvestment, L.P.(a)(b)	Europe	Buyout	4/2/2014	790	–	0.00	%(f)
Carlyle Europe Partners II Investment Holdings L.P. - Ensus II(a)(b)	Europe	Growth	9/23/2025	6,245	–	–%
Carlyle Europe Partners II, L.P.(a)(b)(e)	Europe	Buyout	7/1/2013	–	–	0.00	%(f)
Carlyle Europe Partners III Investment Holdings, L.P.(a)(b)	Europe	Buyout	4/2/2014	2,342,910	32,373	0.00	%(f)
Carlyle Europe Technology Partners II, L.P.(a)(b)(e)	Europe	Growth	12/31/2018	292	–	–%
Carlyle Europe Technology Partners III, L.P.(a)(b)(e)	Europe	Growth	1/24/2022	2,995,435	1,710,596	0.25%
Carlyle Europe Technology Partners IV, L.P.(a)(b)(e)	Europe	Growth	1/24/2022	2,787,217	2,165,700	0.32%
Carlyle Fourmi Coinvestment, L.P.(a)	North America	Growth	1/18/2024	18,513,974	15,258,077	2.24%
Carlyle Global Financial Services Partners II L.P.(a)(b)(e)	Global	Buyout	12/31/2017	720,172	5,613,358	0.82%
Carlyle Global Financial Services Partners, L.P.(a)(b)(e)	Global	Buyout	6/30/2014	–	190,663	0.03%
Carlyle Infrastructure Partners, L.P.(a)(b)(c)	North America	Buyout	8/29/2014	1,006,101	–	–%
Carlyle International Energy Partners, L.P.(a)(e)	Global	Special Situations	12/29/2017	4,044,725	3,910,020	0.57%
Carlyle Mena Partners, L.P.(a)(e)	Middle East/ North Africa	Buyout	9/28/2018	14,654	30,515	0.00	%(f)
Carlyle Mezzanine Partners II, L.P.(a)(b)	North America	Credit	12/30/2015	7,568,929	2,923,500	0.43%
Carlyle Partners V Coinvestment, L.P.(a)	North America	Buyout	4/2/2014	431,764	175,832	0.03%
Carlyle Partners V, L.P.(a)(b)(e)	North America	Buyout	6/28/2013	–	1,786,971	0.26%
Carlyle Partners VI Coinvestment A (Cayman), L.P.(a)(b)	North America	Buyout	8/31/2014	144,588	–	0.00	%(f)
Carlyle Partners VI, L.P.(a)(e)	North America	Buyout	7/6/2016	–	934,460	0.14%
Carlyle Realty Partners VI, L.P.(a)(b)(e)	North America	Buyout	4/25/2018	98,083	65,230	0.01%
Carlyle South America Buyout Fund, L.P.(a)(b)(e)	South America	Buyout	10/31/2017	–	23,858	0.00	%(f)
Carlyle Strategic Partners II, L.P.(a)(b)(e)	North America	Special Situations	8/16/2013	2,205,745	–	–%
Carlyle Strategic Partners III Coinvestment, L.P.(a)(b)	North America	Special Situations	4/2/2014	406	(1)	0.00	%(f)
Carlyle U.S. Equity Opp Fund II Coinvestment, L.P.(a)	North America	Growth	3/15/2019	122	–	–%
Carlyle U.S. Equity Opportunity Fund II, L.P.(a)(b)(e)	North America	Growth	3/20/2018	269,204	4,028,309	0.59%
Carlyle Venture Partners III Coinvestment, L.P.(a)	North America		12/23/2025	6,482	–	–%
Carlyle/Riverstone Global Energy & Power Fund III, L.P.(a)(b)(e)	North America	Buyout	9/30/2014	2,014,789	–	–%
Cerberus Institutional Overseas IV, Ltd.(a)(b)(e)	North America	Special Situations	7/1/2018	–	105,849	0.02%

See accompanying Notes to Consolidated Financial Statements

5

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Cerberus Institutional Partners, L.P. - Series 4(a)(b)(e)	North America	Special Situations	10/17/2019	$–	$5,394	0.00	%(f)
Cerberus International SPV, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	–	315,476	0.05%
Cerberus International SPV, Ltd. Class B-8(a)(b)	North America	Special Situations	6/13/2016	–	172,299	0.03%
Cerberus International, Ltd. Class A(a)(b)	North America	Special Situations	7/1/2018	–	154,923	0.02%
Coatue Growth Fund V(a)(b)(e)	North America	Growth	7/14/2023	1,590,930	3,005,568	0.44%
Delta-V CI, L.P.(a)(b)(e)	North America	Growth	10/8/2024	3,030,000	4,924,321	0.72%
Delta-V PS, L.P.(a)(b)	Israel	Growth	5/1/2023	5,185,000	12,124,747	1.78%
ECP R&T Feeder Fund, L.P.(a)(b)(e)	North America	Buyout	3/19/2025	8,420,936	9,573,065	1.40%
Euro Wagon II, L.P.(a)(b)	North America	Special Situations	7/1/2016	–	99,878	0.01%
FB HA Holdings, L.P.(a)(b)(c)	North America	Growth	8/30/2021	441,263	4,444,737	0.65%
Harbinger Streamline Offshore Fund, LLC(a)(b)	North America	Special Situations	7/1/2018	768,168	–	–%
Icon Software Partners, L.P. Class B(a)(b)(e)	North America	Growth	9/1/2020	173,759	6,976,577	1.02%
Jll Partners Fund V, L.P.(a)(b)(e)	North America	Buyout	12/30/2015	1,709,842	1,698,872	0.25%
Laverne Buyer Holdings I, LLC(a)(b)	North America	Growth	4/10/2018	–	380,271	0.06%
Laverne Buyer Holdings II, LLC(a)(b)	North America	Growth	4/10/2018	–	162,606	0.02%
Laverne Buyer Holdings III, LLC(a)(b)	North America	Growth	4/10/2018	4,812,405	3,852,868	0.57%
Laverne Buyer Holdings V, LLC(a)(b)	North America	Growth	4/10/2018	1,350,510	718,972	0.11%
LEP Opportunities II, L.P.(a)(b)(e)	North America	Buyout	7/6/2022	14,420,227	14,847,098	2.18%
Mena Co-Investment, L.P.(a)	Middle East/ North Africa	Buyout	4/2/2014	22,902	119,932	0.02%
Neoma Private Equity Fund IV, L.P.(a)(b)(e)	Middle East/ North Africa	Buyout	12/31/2017	5,842,428	2,479,934	0.36%
New Enterprise Associates 10, L.P.(a)(b)	North America	Growth	4/5/2017	–	97,492	0.01%
Newport Global Opportunities Fund, L.P.(a)(b)(c)	North America	Buyout	12/29/2014	8,158,631	2,889,952	0.42%
OCM Opportunities Fund VII (Cayman) Ltd.(a)(b)	North America	Special Situations	10/17/2019	97,255	–	–%
OCM Opportunities Fund VII, L.P.(a)(b)	North America	Special Situations	10/17/2019	8,734	–	–%
OCM Opportunities Fund VIIB (Cayman) Ltd.(a)(b)(e)	North America	Special Situations	10/17/2019	531	–	–%
Passero 18, L.P.(a)(b)	North America	Buyout	6/22/2018	546,627	11,838,519	1.74%
Pegasus WSJLL Fund, L.P.(a)(b)(e)	North America	Buyout	12/15/2021	13,227,194	15,210,399	2.23%
Presidio Investors Elv Continuation Fund, L.P.(a)(b)(e)	North America	Buyout	12/16/2022	9,724,894	15,005,489	2.20%
Revelstoke EPIC Fund I, L.P.(a)(b)(e)	North America	Growth	8/26/2019	14,945,313	26,095,371	3.83%
Riverside Micro-Cap Fund III, L.P.(a)(b)(e)	North America	Buyout	5/1/2019	–	4,477,700	0.66%
Riverstone Global Energy & Power Fund V, L.P.(a)(c)(e)	North America	Buyout	9/30/2014	9,896,920	312,090	0.05%
Riverstone/Carlyle Global Energy & Power Fund IV, L.P.(a)(b)(c)(e)	North America	Buyout	9/30/2014	5,164,077	–	–%
Riverstone/Carlyle Renewable & Alternate Energy Fund II, L.P.(a)(b)(e)	North America	Buyout	11/12/2014	725,760	35,731	0.01%
Strategic Value Global Opportunities Feeder Fund 1-A, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	1,832,025	–	–%
Strategic Value Global Opportunities Fund 1-A, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	122,510	–	–%
Strategic Value Special Situations Feeder Fund, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	1,917,818	3,081,420	0.45%
Strategic Value Special Situations Fund, L.P.(a)(b)(e)	North America	Special Situations	12/31/2016	168,691	272,435	0.04%
Styx International, Ltd. Series 1(a)(b)	North America	Credit	7/1/2018	96,923	96,548	0.01%
Styx International, Ltd. Series 4(a)(b)	North America	Credit	7/1/2018	45,700	45,523	0.01%
Styx International, Ltd. Series 5(a)(b)	North America	Credit	7/1/2018	21,165	21,084	0.00	%(f)

See accompanying Notes to Consolidated Financial Statements

6

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investment Funds - (96.98%)	Geographic Region	Financing Stage	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Tiger Global Private Investment Partners XV, L.P.(a)(b)(e)	North America	Growth	7/14/2023	$2,513,760	$3,966,173	0.58%
Vitruvian Investment Partnership I Continuation Fund(a)(b)(e)	Europe	Growth	8/7/2019	3,060,468	8,381,957	1.23%
Warburg Pincus Energy, L.P.(a)(e)	North America	Buyout	9/28/2018	407,976	928,707	0.14%
Warburg Pincus XI (Asia), L.P.(a)(b)	Asia/Pacific	Growth	9/29/2017	13,470,654	4,293,530	0.63%
Warrior Buyer Holdings, LLC(a)(b)	North America	Special Situations	10/2/2018	16,017,900	8,788,093	1.29%
Total Secondary Investments				249,029,927	300,432,608

Total Investment Funds				613,437,462	660,919,062

Short-Term Investments - (0.83%)	Cost	Fair Value
Money Market Funds - (0.83%)
Fidelity Treasury Only Money Market Fund, 3.29%(k)	59,845	59,845
Goldman Sachs Financial Square Treasury Instruments Fund, Class Institutional, 3.50%(k)	59,995	59,995
JP Morgan 100% U.S. Treasury Securities Money Market Fund, Class I, 3.51%(k)	60,167	60,167
Morgan Stanley Institutional Liquidity Fund, Class I, 3.53%(k)	5,478,837	5,478,837
Total Money Market Funds	$5,658,844	$5,658,844

Total Short-Term Investments	5,658,844	5,658,844

Total Investments - 97.81%	$619,096,306	$666,577,906
Other Assets in Excess of Liabilities - 2.19%		14,943,424
Net Assets - 100.00%		$681,521,330

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $660,919,062, which represents 96.98% of net assets as of March 31, 2026.
(b)	Non-income producing security.
(c)	Security is held, in its entirety or partially by CPG TCG Acquisition Fund, LLC.
(d)	Security is held by MCC Eagle Holdco, LLC.
(e)	The Fund held unfunded commitments in the investment as of March 31, 2026. Total unfunded commitments amount to $233,372,349 as of March 31, 2026.
(f)	Rounds to less than 0.005%.
(g)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to Consolidated Financial Statements”.
(h)	Security is held by MCC Splitter No. 3, LLC.
(i)	Security is held by MCC Splitter No. 1, LLC.
(j)	Security is held by MCC Splitter No. 2, LLC.
(k)	The rate shown is the annualized 7-day yield as of March 31, 2026.

See accompanying Notes to Consolidated Financial Statements

7

CPG Carlyle Commitments Master Fund, LLC

Consolidated Schedule of Investments

March 31, 2026

Investments as of March 31, 2026

Private Equity Type	Percent of Total Net Assets
Investment Funds
Co-Investments	14.02%
Primary Investments	38.88%
Secondary Investments	44.08%
Total Investment Funds	96.98%
Short-Term Investments
Money Market Funds	0.83%
Total Investments	97.81%
Other assets in excess of liabilities	2.19%
Total Net Assets	100.00%

See accompanying Notes to Consolidated Financial Statements

8

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Assets and Liabilities
March 31, 2026

ASSETS
Investments, at fair value (Cost $619,096,306)	$666,577,906
Cash	15,050,229
Cash denominated in foreign currencies (Cost $7,444,586)	7,368,228
Interest receivable	37,183
Prepaid Directors’ and Officer fees	51,000
Prepaid expenses and other assets	338,786
Total assets	689,423,332

LIABILITIES
Payable for contributions to Investment Funds, not yet settled	2,968,881
Payable to Adviser	1,638,228
Deferred tax liabilities	1,305,496
Income tax payable	879,145
Professional fees payable	727,545
Line of credit commitment fee payable	206,251
Accounting and administration fees payable	173,979
Directors’ and Officer fees payable	2,477
Total liabilities	7,902,002
Commitments and contingencies (See Notes 3, 8, and 10)
Members’ Equity - Net Assets	$681,521,330

See accompanying Notes to Consolidated Financial Statements

9

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Operations

For the Year Ended March 31, 2026
Investment Income
Interest Income	$2,153,934
Dividend Income	6,151,053
Total investment income	$8,304,987

Expenses
Management fee	$9,399,544
Professional fees	2,272,109
Commitment fee expense	1,028,866
Income tax expense/(benefit)	879,145
Accounting and administration fees	626,720
Directors’ and Officer fees	154,769
Custodian fees	106,816
Transfer agent fees	78,787
Insurance expense	15,470
Other fees	20,836
Total expenses before management fee waiver	14,583,062
Management fee waiver	(431,164)
Net expenses	14,151,898
NET INVESTMENT INCOME/(LOSS)	$(5,846,911)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Other Foreign Currency Denominated Assets and Liabilities, Net of Deferred Taxes
Net realized gain/(loss) from:
Investments	35,980,789
Foreign currency	288,411
Net change in unrealized appreciation/(depreciation) on:
Investments	(62,145,747)
Foreign Currency	(215,783)
Deferred Tax	1,842,049
Net change in unrealized appreciation/(depreciation), net of deferred taxes	(60,519,481)
NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS AND FOREIGN CURRENCY DENOMINATED ASSETS AND LIABILITIES, NET OF DEFERRED TAXES	(24,250,281)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,097,192)

See accompanying Notes to Consolidated Financial Statements

10

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Changes in Net Assets Resulting from Operations
Net investment income/(loss)	$(5,846,911)	$(3,264,764)
Net realized gain/(loss) from investments and other foreign currency denominated assets and liabilities	36,269,200	54,074,945
Net change in unrealized appreciation/(depreciation) on investments and other foreign currency denominated assets and liabilities, net of deferred taxes	(60,519,481)	(73,353,850)
Net Change in Net Assets Resulting from Operations	(30,097,192)	(22,543,669)

Change in Net Assets Resulting from Capital Transactions
Capital contributions	–	4,226,988
Capital withdrawals	(168,666,321)	(249,459,666)
Net Change in Net Assets Resulting from Capital Transactions	(168,666,321)	(245,232,678)

Total Net Increase/(Decrease) in Net Assets	(198,763,513)	(267,776,347)

Net Assets
Beginning of year	880,284,843	1,148,061,190
End of year	$681,521,330	$880,284,843

See accompanying Notes to Consolidated Financial Statements

11

CPG Carlyle Commitments Master Fund, LLC

Consolidated Statement of Cash Flows

For the Year Ended March 31, 2026
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets resulting from operations	$(30,097,192)
Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/(used in) operating activities:
Purchase of Investment Funds, net change in payable for investments purchased	(35,035,117)
Capital distributions received from Investment Funds, net of distributions from Investment Funds receivable	94,709,037
Sales of Investment Funds, net of change in receivable for investment sold	138,633,176
Net proceeds from short-term investments	11,503,496
Net realized gain from investments	(35,980,789)
Net realized gain on foreign currency	(288,411)
Net change in unrealized appreciation/(depreciation) on investments	62,145,747
Net change in unrealized appreciation/(depreciation) on foreign currency	215,783
(Increase)/Decrease in Assets:
Interest receivable	372,474
Prepaid expenses and other assets	(58,354)
Increase/(Decrease) in Liabilities:
Professional fees payable	513,254
Directors’ and Officer fees payable	(32,295)
Payable to Adviser	(1,431,827)
Accounting and administration fees payable	75,082
Line of credit commitment fee payable	206,251
Income tax payable	879,145
Deferred Tax Liabilities	(1,842,049)
Accounts payable and other accrued expenses	(227,145)
Net cash provided by/(used in) operating activities	204,260,266

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments for units repurchased, net of change in payable for repurchases of Investors’ interest due to Feeder Fund	(280,715,016)
Net cash provided by/(used in) financing activities	(280,715,016)

Net Change in cash	$(76,454,750)
Effect of exchange rates on cash	72,628
Cash, beginning of year*	$98,800,579
Cash, end of year*	$22,418,457
*Includes cash denominated in foreign currencies.

Reconciliation of cash at the beginning of the year to the Consolidated Statement of Assets and Liabilities:
Cash	93,782,403
Cash denominated in foreign currencies	5,018,176
Cash, beginning of year	98,800,579

Reconciliation of cash at the end of the year to the Consolidated Statement of Assets and Liabilities:
Cash	15,050,229
Cash denominated in foreign currencies	7,368,228
Cash, end of year	22,418,457

See accompanying Notes to Consolidated Financial Statements

12

CPG Carlyle Commitments Master Fund, LLC

Consolidated Financial Highlights

	For the Year Ended March 31, 2026		For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Year Ended March 31, 2022
Net Assets:
Net assets, end of period (in thousands)	$681,521		$880,285	$1,148,061	$1,163,541	$1,164,872

Ratios/Supplemental Data(1):
Ratios of net investment income/(loss) to average net assets:
Before expense waivers	(0.81	)%(5)	(0.30)%	0.96%	0.61%	0.60%
After expense waivers	(0.75	)%(5)	(0.30)%	0.96%	0.61%	0.60%
Ratios of expense to average net assets:(2)(3)
Before expense waivers	1.86	%(5)	1.42%	1.37%	1.37%	1.37%
After expense waivers	1.80	%(5)	1.42%	1.37%	1.37%	1.37%
Portfolio turnover	0.00%		0.00%	0.00%	0.07%	0.01%
Total Return(4)	(3.69%)		(2.34%)	6.33%	1.88%	18.22%

(1)	The ratios do not include investment income or expenses of the Investment Funds in which the Fund invests.
(2)	Effective January 1, 2026, the Adviser has voluntarily waived 0.25% of the Management Fee payable by the Master Fund to the Adviser.
(3)	Included in the above ratio are other expenses (reflecting total expenses excluding management fees) of 0.66% as of March 31, 2026, 0.22% as of March 31, 2025, 0.17% as of March 31, 2024, 0.17% as of March 31, 2023 and 0.17% as of March 31, 2022.
(4)	Total return reflects the changes in net asset value and adjusted for cash flows related to capital contributions and withdrawals during the period. Total returns shown exclude the effect of applicable sales charges and redemption fees.
(5)	Includes impact of tax expenses of 0.11% for the year ended March 31, 2026.

See accompanying Notes to Consolidated Financial Statements

13

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

1. ORGANIZATION

CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) was organized as a Delaware limited liability company on October 23, 2012. The Master Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Master Fund commenced operations on June 1, 2013. CPG TCG Acquisition Fund, LLC (“CPG TCG”), MCC Eagle Holdco, LLC, MCC Splitter No. 1, LLC (“MCC Splitter No.1”), MCC Splitter No. 2, LLC (“MCC Splitter No. 2”), MCC Splitter No. 3, LLC, MCC Holdco No. 1, LLC, MCC Holdco No. 2, LLC and MCC Holdco No. 3, LLC (collectively, the “Subsidiaries”) are wholly owned entities and are consolidated in the Master Fund’s consolidated financial statements. The Master Fund’s investment adviser is Macquarie Wealth Advisers, LLC (the “Adviser”), formerly known as Central Park Advisers, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended. The Master Fund’s investment objective is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments (“Co-Investments”), and direct investments (“Direct Investments”) sponsored by, or affiliated with, The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds, as more fully described in the Feeder Fund’s (as defined below) Confidential Memorandum as amended or supplemented from time to time. Investments in Investment Funds are made in the form of capital commitments, which are called by Investment Funds over time. The Master Fund’s private equity investments, therefore, generally consist of both funded and unfunded commitments; however, only funded private equity commitments are reflected in the Master Fund’s net asset value (“NAV”).

Subject to the requirements of the 1940 Act, the business and affairs of the Master Fund shall be managed under the direction of the Master Fund’s Board of Directors (the “Board,” with an individual member referred to as a “Director”). The Board shall have the right, power and authority, on behalf of the Master Fund and in its name, to do all things necessary and proper to carry out its duties under the Master Fund’s Limited Liability Company Agreement (the “LLC Agreement”), as amended and restated from time to time. Each Director shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a Delaware corporation, and each Director who is not an “interested person” (as defined in the 1940 Act) of the Master Fund shall be vested with the same powers, authority and responsibilities on behalf of the Master Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company. No Director shall have the authority individually to act on behalf of or to bind the Master Fund except within the scope of such Director’s authority as delegated by the Board. The Board may delegate the management of the Master Fund’s day-to-day operations to one or more officers or other persons (including, without limitation, the Adviser), subject to the investment objective and policies of the Master Fund and to the oversight of the Board. The Directors have engaged the Adviser to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Master Fund. In accordance with Rule 2a-5 promulgated under the 1940 Act, the Board has appointed the Adviser as the Master Fund’s valuation designee (the “Valuation Designee”). In that role, the Adviser has established a committee (the “Valuation Committee”) that oversees the valuation of the Master Fund’s investments pursuant to procedures adopted by the Adviser (the “Valuation Procedures”).

The Master Fund is a master investment portfolio in a master-feeder structure. CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) invests substantially all of its assets in the limited liability company interests (“Interests”) of the Master Fund. As of March 31, 2026, the Feeder Fund owned an amount that rounded to 100.00% of the Master Fund’s Interests with the Adviser owning an amount that rounded to 0.00%.

Investors generally may purchase units of beneficial interest of the Feeder Fund as of the first business day of each calendar month. Purchase proceeds do not represent the Master Fund’s capital or become the Master Fund’s assets until the first business day of the relevant calendar month.

The Master Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

14

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

At a meeting held on December 17, 2025, the Board approved, at the recommendation of the Adviser, the commencement of an orderly wind-down of the Feeder Fund and the Master Fund (collectively, the “Funds”). Following the approval of the wind-down, the Feeder Fund was closed to new and additional investments from investors, quarterly tender offers to investors’ Units of the Feeder Fund were discontinued, investors may no longer reinvest distributions, and the Feeder Fund intends to make all distributions in cash. Notwithstanding the commencement of the orderly wind-down, the Adviser will continue to evaluate strategic alternatives intended to maximize investor value, including potential merger or reorganization transactions with third-party partners. The Adviser is targeting completion of the wind-down by December 31, 2028, subject to market conditions and other factors; however, the timing and amounts of the distributions remain uncertain because the securities are unregistered and illiquid, and are subject to contractual transfer restrictions and potential legal and transaction costs upon exit. During the wind-down period, proceeds from investment realizations may be held in cash or other highly liquid assets and the Funds may not be managed in accordance with their stated investment strategies, which may prevent achievement of the Funds’ investment objectives.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash: Cash consists of monies and interest paying deposit accounts held at UMB Bank, N.A. (the “Custodian”). Such cash may exceed federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Master Fund.

Short-Term Investments: Short-term investments represent investments in high quality money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and banker’s acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation and repurchase agreements.

Forward Foreign Currency Contracts: A forward foreign currency exchange contract (“forward currency contracts”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Master Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Master Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Master Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE are used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The realized gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable). The average value of the Foreign Currency Contracts held in the Fund for the fiscal year ended March 31, 2026, was $–.

Income and Expense Recognition: The Master Fund accounts for realized gains and losses from its Investment Funds based upon the pro-rata ratio of the fair value and cost of the underlying investments at the date of redemption. Dividend income is recorded on ex-date and interest income and expenses are recorded on the accrual basis. Distributions from Investment Funds are received as underlying investments of the Investment Funds are liquidated. Distributions from Investment Funds occur at irregular intervals, and the exact timing of distributions from the Investment Funds has not been communicated from the Investment Funds. It is estimated that distributions will occur over the life of the Investment Funds.

15

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

Foreign Currency: Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Master Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Master Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.

Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Fair Value of Financial Instruments: The fair value of the Master Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Master Fund values its investments in Investment Funds at fair value in accordance with FASB ASC, Fair Value Measurement (“ASC 820”). See Note 3 for more information.

Segment Reporting: The Master Fund’s chief executive officer acts as the Master Fund’s chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that the Master Fund has a single operating segment since the Master Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on the Master Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in the Master Fund’s financial statements.

Federal Tax Information: It is the Master Fund’s policy to be classified as a partnership for U.S. federal income tax purposes. Each investor in the Master Fund is treated as the owner of its allocated share of the net assets, income, expenses and the realized and unrealized gains or losses of the Master Fund. Investors in the Master Fund are individually liable for the taxes on their allocated share of such income or gains of the Master Fund. As such, the Master Fund does not have a deferred tax liability included in the Consolidated Statement of Assets and Liabilities as of March 31, 2026. No other U.S. federal, state or local income taxes are paid by the Master Fund on the income or gains of the Master Fund. See Consolidation of Subsidiaries below and Note 7, Income Tax, for more information.

Consolidation of Subsidiaries: These consolidated financial statements include the financial position and the results of operations of the Master Fund and the Subsidiaries, each a Delaware limited liability company. The Subsidiaries have the same investment objective as the Master Fund. CPG TCG, MCC Holdco No. 1, and MCC Holdco No. 2 (individually, “Blocker” and collectively, “Blockers”) are taxed as corporations. See Note 7, Income Tax, for related tax disclosures. As of March 31, 2026, the total value of investments held by the Subsidiaries is $83,263,931 or 12.22% of the Master Fund’s net assets.

Recently Issued Accounting Standards: In December 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The amendments in this ASU are intended to enhance the transparency and decision usefulness of income tax disclosures, primarily through requiring additional detail in the rate reconciliation and disclosures of income taxes paid.

16

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The Fund adopted ASU 2023-09 for the current annual reporting period. The adoption of this guidance did not have an impact on the Fund’s financial position, results of operations, or cash flows, as the amendments relate solely to disclosure requirements. Because the Fund is treated as a regulated investment company/pass-through entity for U.S. federal income tax purposes, the enhanced disclosures primarily relate to taxes incurred at the subsidiary or blocker entity level, and therefore are not expected to be significant to the Fund’s overall consolidated financial statements.

Management has evaluated the requirements of ASU 2023-09, its current disclosures, and the materiality of cash taxes paid for the current period and incorporated the applicable enhanced disclosures within the income tax footnote to the consolidated financial statements.

3. PORTFOLIO VALUATION

ASC 820 defines fair value as the value that the Master Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Master Fund. Unobservable inputs reflect the Master Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 — unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 — inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

●	Level 3 — significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Investment Funds are recorded at fair value, using the Investment Funds’ NAV as a “practical expedient,” and are excluded from the fair value hierarchy in accordance with ASC 820.

The private equity Investment Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets, so that the Master Fund may not be able to resell some of its investments for extended periods, which may be several years. The types of private equity Investment Funds that the Master Fund may make include primary, secondary and Co-Investments. Co-Investments represent opportunities to invest in specific portfolio companies that are typically made alongside an Investment Fund. Primary investments are investments in newly established private equity funds. Secondary investments are investments in existing private equity funds that are acquired in privately negotiated transactions.

17

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

The NAV of the Master Fund is determined by, or at the direction of, the Adviser on the last business day of each month end, each date that a closing occurs and at such other times as the Board shall determine. The Master Fund’s investments are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. ASC 820 provides for the use of NAV (or its equivalent) as a practical expedient to estimate fair value of investments in Investment Funds, provided certain criteria are met. As such, the Master Fund’s Valuation Committee oversees the valuation process of the Master Fund’s investments. The Valuation Committee meets on a monthly basis and reports to the Board on a quarterly basis. The Master Fund’s investments in Investment Funds are carried at fair value which generally represents the Master Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Adviser will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The Adviser employs ongoing due diligence policies and processes with respect to Investment Funds and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether additional inquiry is necessary. Such inquiries may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in such Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The Master Fund may also make Direct Investments, which are interests in securities issued by operating companies and are typically made as investments alongside a private equity fund. Direct investments are valued based either on information supplied by the sponsor, or by a third party valuation agent.

The following table represents the inputs used to value the investments at fair value on the Consolidated Statement of Assets and Liabilities within the valuation hierarchy as of March 31, 2026:

	Level 1	Level 2*	Level 3		Investments Measured at Net Asset Value(1)	Total
Investments
Investment Funds	$–	$–	$–	**	$660,919,062	$660,919,062
Short-Term Investments	5,658,844	–	–		–	5,658,844
Total	$5,658,844	$–	$–		$660,919,062	$666,577,906

*	The Fund did not hold level 2 securities at year end.
**	Includes a security which was valued at zero.
(1)	These investments are presented for reconciliation purposes and are not required to be categorized in the fair value hierarchy since they are measured at net asset value, as permitted as a practical expedient.

The Master Fund’s private equity investments financing stage with their corresponding unfunded commitments and other attributes, as of March 31, 2026, are shown in the table below.

18

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

Financing Stage	Investment Strategy	Fair Value	Unfunded Commitments	Remaining Life*	Redemption Frequency*	Notice Period (In Days)	Redemption Restrictions Terms*
Buyout	Control investments in established companies	$383,011,699	$156,375,680	Up to 10 years	None	N/A	N/A
Growth Capital	Non-control investments in established companies with strong growth characteristics	216,862,406	43,840,319	Up to 10 years	None	N/A	N/A
Special Situations/ Other	Investments in mezzanine, distressed debt, energy/utility and turnarounds	61,044,957	33,156,350	Up to 10 years	None	N/A	N/A

*	The information summarized in the table above represents the general terms for the specified financing stage. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their offering documents, to modify and waive such terms.

The following is a summary of investment strategies of the Investment Funds held by the Master Fund as of March 31, 2026.

Private equity is a common term for investments that typically are made in non-public companies through privately negotiated transactions. Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance. Buyout funds acquire private and public companies, as well as divisions of larger companies. Private equity specialists then seek to uncover value-enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Buyout: Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.

Growth Capital: Typically involves non-control investments in established companies with strong growth characteristics. Companies that receive growth capital investments typically have established customers and mature business models.

Special Situations: A broad range of private equity investments, which vary in terms of level of control, including mezzanine, distressed debt, energy/utility investments and turnarounds.

Types of private equity investments that the Master Fund may make include:

Primary Investments. Primary investments (primaries) are interests or investments in newly established private equity funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.

Secondary Investments. Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund’s fundraising period.

Co-Investment/Direct Investments. Co-Investments are investments in an operating company that are typically held through a third party investment vehicle formed by a private equity sponsor or other institutional investor and are typically made alongside the sponsor’s (on behalf of its fund) or institutional investor’s investment in the operating company. Direct Investments involve holding an interest in securities issued by an operating company directly and not through a third-party investment vehicle. Such investments typically are made as investments in operating companies where private equity funds or other institutional investors are active investors, and are usually structured such that the private equity fund or institutional investors, as the case may be, and the lead investors, if any, collectively hold a significant interest in the operating company.

19

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

4. RELATED PARTY TRANSACTIONS

As of March 31, 2026, the Master Fund and its Subsidiaries had no investments in Investment Funds that were related parties.

The Adviser provides investment advisory services to the Master Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Master Fund pays the Adviser a monthly fee (the “Management Fee”) computed and payable monthly, at the annual rate of 1.20% of the Master Fund’s net asset value. “Net asset value” means, for any month, the total value of all assets of the Master Fund as of the end of such month, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund as of such date and calculated before giving effect to any repurchase of Interests on such date and before any reduction for any fees and expenses of the Master Fund. The Management Fee shall be prorated for any period of less than a month based on the number of days in such period. In connection with the wind-down, the Adviser voluntarily waived 0.25% of the Management Fee payable by the Master Fund to the Adviser for the 2026 calendar year. During the year ended March 31, 2026, the Adviser earned $8,968,380 of Management Fees which is included in the Consolidated Statement of Operations, of which $1,638,228 was payable at March 31, 2026 and is included in Payable to Adviser in the Consolidated Statement of Assets and Liabilities.

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Each member of the Board who is not an “interested person”, as defined by the 1940 Act, of the Master Fund (the “Independent Directors”) receives an annual retainer of $15,000 (prorated for partial years) plus a fee of $1,000 for each meeting attended and $500 for each meeting by phone. The Board Chair, Audit Committee Chair, Nominating Committee Chair and Contracts Review Committee Chair each receive an additional $2,000 annual retainer. All members of the Board are reimbursed for their reasonable out-of-pocket expenses. Total amounts expensed by the Master Fund related to Independent Directors for the year ended March 31, 2026 was $131,708, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations.

During the year ended March 31, 2026, the Master Fund incurred a portion of the annual compensation of the Master Fund’s Chief Compliance Officer in the amount of $23,061, which is included in Directors’ and Officer Fees in the Consolidated Statement of Operations. As of March 31, 2026 $2,477 is payable and included in Directors’ and Officer fees payable in the Consolidated Statement of Assets and Liabilities.

In September of 2025 the Board appointed Macquarie Capital (USA) Inc. (“MCUSA”) to replace Delaware Distributors, L.P. (“DDLP”) as placement agent of the Feeder Fund (“Placement Agent”), starting in October of 2025. MCUSA is an affiliate of the Adviser and is an indirect subsidiary of Macquarie. The new placement agent agreement with MCUSA (the “Placement Agent Agreement”) has the same terms and fee structure as the prior agreement with DDLP. Certain officers and the interested director of the Master Fund are also officers of the Adviser and are registered representatives of MCUSA.

5. ADMINISTRATION AND CUSTODIAN FEES

SS&C Technologies and its affiliates, DST Asset Manager Solutions, Inc. and ALPS Fund Services, Inc., serve as administrator (the “Administrator”) to the Master Fund and provides certain accounting, administrative, record keeping and investor related services. For its services, the Master Fund pays an annual fee to the Administrator based upon average net assets, subject to certain minimums. For the year ended March 31, 2026, the total administration fees were $626,720 which is included in Accounting and administration fees in the Consolidated Statement of Operations, of which $173,979 was payable at March 31, 2026 and is included in Accounting and administration fees payable in the Consolidated Statement of Assets and Liabilities.

UMB Bank, N.A. serves as the primary custodian of the assets of the Fund.

20

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

6. INVESTMENTS

For the year ended March 31, 2026, total purchases or capital contributions to, and total proceeds from redemptions or other dispositions of investments, excluding short-term investments, amounted to $35,245,798 and $138,633,176, respectively.

The cost of investments in Investment Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such Investment Funds. The Master Fund relies upon actual and estimated tax information provided by the managers of the Investment Funds, subject to the review of the Adviser, as to the amounts of taxable income allocated to the Master Fund as of the year ended March 31, 2026.

The Investment Funds in which the Master Fund invests generally charge a management fee of 1.00% - 2.00% and approximately 20% of net profits as a carried interest allocation, generally subject to a preferred return and a claw back.

7. INCOME TAX

The Master Fund is classified as a partnership for U.S. federal income tax purposes and is not subject to entity-level federal income tax. However, the Master Fund owns Subsidiaries that are classified as corporations (“Blockers”) that are subject to federal and state income taxes and file separate tax returns. The financial accounts of the Fund include federal and state income tax balances and disclosures, as determined under the relevant tax law, related to each Blocker. Blockers file separate federal and state income tax returns from the Master Fund. The Master Fund and Blockers have adopted a tax year-end of September 30.

In determining any required income tax balances, the Blockers measure current income tax balances by applying the enacted tax law. Deferred tax balances are recognized for the expected future tax consequences of differences that may exist between the financial accounting basis and the tax basis of assets and liabilities (temporary differences) and for tax law carryforwards. The deferred tax balances are measured using the enacted tax rates expected to apply in the period the temporary difference is anticipated to be settled.

The recoverability of deferred tax assets is assessed separately at the Blockers, as applicable, based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If the Adviser concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Blockers’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. The tax benefit associated with any tax position that does not meet the more-likely-than-not threshold is not recognized for financial reporting purposes. The Blockers have not recognized any tax liability for unrecognized tax benefits or expenses. The Blockers recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2026, the Blockers did not incur any interest or penalties.

21

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

For financial reporting purposes, the components of income before provision for income taxes were as follows:

Year Ended March 31, 2026
Domestic	$(2,538,511)
Foreign	$–
Income (loss) before income taxes	$(2,538,511)

The provision for income tax expense (benefit) is comprised of the following:

Year Ended March 31, 2026
Current:
Federal	$752,292
State	$126,853
Foreign	$–
Total current tax expense (benefit)	$879,145

Deferred:
Federal	$(1,384,405)
State	$(457,644)
Foreign	$–
Total deferred tax expense (benefit)	$(1,842,049)
Total provision for income tax expense (benefit)	$(962,904)

The effective tax rate varies from the expected statutory tax rate of 21% as follows:

	Year Ended March 31, 2026
Federal tax (benefit) at statutory rate	$(533,087)	21.0%
State tax (benefit), net of federal benefit*	$(268,816)	10.6%
Adjustment to deferred tax values	$(838,180)	33.0%
Return to provision	$1,148	(0.1)%
Valuation allowance change	$676,031	(26.6)%
Total provision for income tax expense (benefit)	$(962,904)	37.9%

*	State tax expense is from New York State and City

22

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

Significant components of the Blocker’s deferred tax assets (liabilities) recognized in the financial statements are as follows:

Year Ended March 31, 2026
Deferred tax assets:
Federal net operating loss	$-
State net operating loss	$-
Capital loss carryforward	$617,280
Investment in Partnership	$750,906
Total deferred tax assets	$1,368,186

Deferred tax liabilities:
Investment in Partnership	$(1,305,496)
Total deferred tax liabilities	$(1,305,496)
Valuation allowance:	$(1,368,186)
Net deferred tax assets (liabilities)	$(1,305,496)

There are no net operating loss carryforwards available to offset future taxable income. The capital loss carryover is $2,205,573, which expires between the tax year ending September 30, 2025 through September 30, 2028.

The Master Fund and Blockers are subject to examination by federal, state and local income tax authorities. The Master Fund and Blockers do not have any on-going federal, state or local income tax examinations. As of the balance sheet date, tax years year ending after September 30, 2021 are open to examination.

8. ALLOCATION OF INVESTORS’ CAPITAL

As of the last day of each Fiscal Period (as defined below), any net profit or net loss for the Fiscal Period shall be allocated among and credited to or debited against the capital accounts of the investors in accordance with their respective Master Fund percentages for such Fiscal Period. Fiscal Period means the period commencing on the first date on or as of which an investor other than the organizational investor or the Adviser is admitted to the Master Fund, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates: (1) the last day of a fiscal year; (2) the day preceding any day as of which a contribution to the capital of the Master Fund is made; (3) the day as of which the Master Fund repurchases any interest or portion of an interest of any member; (4) the day as of which the Master Fund admits a substituted investor to whom an interest (or portion thereof) of an investor has been transferred (unless there is no change of beneficial ownership); or (5) any other day as of which the LLC Agreement provides for any amount to be credited to or debited against the capital account of any investor, other than an amount to be credited to or debited against the capital accounts of all investors in accordance with their respective investment percentages.

9. REPURCHASE OF INVESTORS’ INTERESTS

Investors do not have the right to require the Master Fund to redeem their Interests or a portion thereof. Repurchases of Fund units during the year ended March 31, 2026 are reflected as “Capital withdrawals” on the Consolidated Statement of Changes in Net Assets. As part of the orderly wind-down of the Funds, quarterly tender offers to repurchase investors’ Units of the Feeder Fund were discontinued. See Note 1 - Organization for more information.

Repurchases for the year ended March 31, 2026:

Repurchase Date	Repurchase Dollars
June 30, 2025	85,001,149
September 30, 2025	83,665,172
23

CPG Carlyle Commitments Master Fund, LLC

Notes to Consolidated Financial Statements

March 31, 2026

10. INDEMNIFICATION

Under the Master Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In addition, in the ordinary course of business, the Master Fund may enter into contracts or agreements that contain indemnification or warranties. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

11. LINE OF CREDIT

The Master Fund may borrow money to manage its cash flow needs associated with satisfying capital calls, managing distributions to investors and paying ongoing expenses. The provisions of the 1940 Act provide that the Master Fund may borrow in an amount up to 33 1/3% of its total assets (including the proceeds from leverage).

The Master Fund entered into a credit facility (the “Facility”) on July 8, 2024 with Barclays Bank PLC (“Barclays”) with a maximum borrowing amount of $75,000,000, which expires on July 6, 2029, subject to the restrictions and terms of the credit agreement. For borrowing under the Facility, the Master Fund is charged 3.25% (per annum) plus SOFR (Secured Overnight Financing Rate) on the amounts borrowed. The commitment fee on the daily unused loan balance of the Facility accrues at 1.10% and is included in Commitment fee expense in the Consolidated Statement of Operations. As of and for the year ended March 31, 2026, the Master Fund did not borrow under the Facility. The Facility was amended during the period to reflect changes to the use of proceeds of each loan under the Facility in light of the ongoing wind-down of the Funds.

12. SUBSEQUENT EVENTS

Subsequent events after March 31, 2026 have been evaluated through the date the consolidated financial statements were issued. There were no events or material transactions through the date the consolidated financial statements were issued that required recognition in the consolidated financial statements.

24

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2026

Proxy Voting

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9222 and on the Securities and Exchange Commission (the “SEC”) website at http://www.sec.gov.

The Master Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Master Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Master Fund (collect) at 1-212-317-9222 or (ii) by visiting the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Disclosure of Portfolio Holdings: The Master Fund files its complete schedule of portfolio holdings with the SEC no more than 60 days after the Master Fund’s first and third fiscal quarters of each fiscal year as an exhibit to its reports on Form N-PORT, which replaced Form N-Q. For the Master Fund, this would be for the fiscal quarters ending June 30 and December 31. The Master Fund’s Form N-Q filings (prior to the reporting period ending March 31, 2019) and Form N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov.

Management Discussion of Fund Performance

The Feeder Fund’s Class A and Class I were down -4.9% and -4.2%, respectively, net of fees for the fiscal year ended March 31, 2026, as compared to a 19.4% gain for the MSCI World Index during the same period. Performance was negative during the first two quarters, positive in the third quarter and negative in the last quarter of the fiscal year.

On December 17, 2025, the Master Fund’s and Feeder Fund’s Board of Directors approved the commencement of an orderly wind-down of the Master Fund and Feeder Fund. The Master Fund is closed to all new money, and quarterly redemption offers have been discontinued. Macquarie Wealth Advisers (“MWA”), the Master Fund’s and Feeder Fund’s adviser, is reducing its management fee by 0.25% for calendar year 2026. Furtherance and amount of fee reductions will be revisited at the end of calendar year 2026. While the wind-down is underway, MWA will continue to seek to maximize Investor value, including exploring various strategic options for the Master Fund, such as a merger or reorganization, with third party partners.

We are targeting to complete the wind-down by December 31, 2028, though this could shift depending on market conditions. Because these are private investments, selling them takes more time than publicly traded assets and involves additional legal and transaction costs. Maximizing the value of capital returned to investors remains our top priority throughout this process, and we remain fully committed to managing this wind-down thoughtfully and in the best interest of our investors.

The Master Fund will generate cash through ongoing distributions from underlying fund positions and potential opportunistic sales of holdings. We are aiming to make at least one distribution per year to investors. Any proceeds the Master Fund receives— whether from underlying fund distributions or from the sale of holdings via the secondary market—will be held in cash or other liquid, low-risk holdings until distributed. The Master Fund will need to keep some cash on hand to cover operating expenses, remaining unfunded commitments, and potential tax obligations. The Master Fund will not be making any new investments during the wind-down period.

We appreciate your continued loyalty, patience, and confidence as we work through this process.

The information contained in this Discussion of Fund Performance reflects the views of the Adviser or its affiliates and sources it believes are reliable as of the date of this publication. The Adviser makes no representations or warranties concerning the accuracy of any data. There is no guarantee that any projection, forecast or opinion in this material will be realized. Past performance does not guarantee future results. The views expressed herein may change at any time after the date of this publication. This Discussion of Fund Performance is for informational purposes only and does not constitute investment advice. This information should not be construed as sales or marketing material or an offer or solicitation for the purchase or sale of any security, financial instrument, product or service.

25

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2026

Comparison of the Change in Value of a $50,000 Investment in the Fund and Index

	Trailing 1-Yr	Trailing 5-Yr	Trailing 10-Yr	ITD
CPG Carlyle Commitments Master Fund, LLC	-3.69%	3.80%	6.61%	7.01%
Bloomberg U.S. Aggregate Bond Index	4.35%	0.31%	1.70%	1.97%

The performance illustration above assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that an investor would pay on Master Fund distributions or on the redemption of Master Fund units. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s units, if redeemed, may be worth more or less than their original cost.

Feeder Fund returns are estimated, unaudited and presented net of management (1.20% until January 1, 2026, and 0.95% thereafter), sub-placement fee (0.60% for Class A) and underlying fund fees, expenses, carried interest/incentive allocations and for the period 6/1/13 through 8/31/14, reflect an operating expense limitation of 0.75%. If expense limitation had not been in place, returns would have been lower. Returns do not reflect a placement fee, if applicable (Class A only), which would reduce returns. Class A commenced operations on 6/1/13. Class I commenced operations on 7/1/13. During certain period, discounts from secondary investments have made a material contribution to Feeder Fund performance. Performance without such investments would have been lower. There is no assurance that such discounts will be available in the future.

26

CPG Carlyle Commitments Master Fund, LLC

Other Information (Unaudited)

March 31, 2026

Index is included to show general trend in market and not intended to imply that past performance was comparable to index either in composition or risk. Unlike the Master Fund and Feeder Fund, the index described is unmanaged, is not available for direct investment, and is not subject to management fees and other fees and expenses. The Master Fund and the underlying investment funds do not restrict their investments to securities in the index, and may have exposure to markets (for example, emerging markets) not reflected in the index. No index is directly comparable to the investment strategy of the Master Fund. Information regarding the index, including accuracy and completeness, has not been independently verified. The MSCI World Index is a free-float weighted global equity index, without emerging markets exposure. It represents large and mid-cap performance across 23 developed market countries, covering approximately 85% of the free-float adjusted market capitalization in each country.

27

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)

March 31, 2026

The investment objective of CPG Carlyle Commitments Master Fund, LLC (the “Master Fund”) is to seek attractive long-term capital appreciation. The Master Fund seeks to achieve its investment objective by investing predominantly (under normal circumstances, generally at least 80% of its assets) in the multiple alternative investment funds (“Investment Funds”), co-investments and direct investments, co-investment funds, secondaries, continuation funds sponsored by or affiliated with The Carlyle Group L.P. and its affiliates, with an emphasis on private equity funds. We refer to this 80% investment focus as the “Carlyle Focus.” Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the “Investment Fund Manager” of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager. Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions. Other than amounts invested or committed in connection with the Carlyle Focus, the Master Fund may invest in Investment Funds, co-investments, co-investment funds, secondaries, continuation funds and direct investments that are not sponsored by or affiliated with Carlyle. Currently, the Master Fund does not have any investors other than CPG Carlyle Commitments Fund, LLC (the “Feeder Fund”) and Macquarie Wealth Advisers, LLC, the Fund’s investment adviser.

The Feeder Fund invests substantially all of its assets in the Master Fund. The Feeder Fund has the same investment objective as the Master Fund.

Additional information on the Master Fund’s investment policies is incorporated herein by reference from the section entitled “Investment Program” in the Feeder Fund’s annual report to shareholders for the fiscal year ended March 31, 2026, as filed with the Securities and Exchange Commission (File No. 811-22763) (the “Feeder Fund Annual Report”).

RECENT CHANGES (UNAUDITED)

The following information in this annual report is a summary of certain changes since March 31, 2025. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the most recent fiscal year, there have been certain changes to: (i) the Master Fund’s investment objective and policies that have not been approved by Investors, (ii) principal risk factors associated with investment in the Master Fund, or (iii) the persons who are primarily responsible for the day-to-day management of the Master Fund’s portfolio, which are described further below. There were no changes during the most recent fiscal year to the Master Fund’s organizational agreement that would delay or prevent a change of control of the Master Fund that have not been approved by Investors.

As previously disclosed, at a meeting held on December 17, 2025, the Board of Directors of the Master Fund and the CPG Carlyle Commitments Fund, LLC (the “Fund”, together with the Master Fund, the “Funds”), at the recommendation of Macquarie Wealth Advisers LLC (the “Adviser”), the investment adviser to the Funds, approved the commencement of an orderly wind-down of the Fund (the “wind-down”). The Fund is closed to investments from new and existing Investors and the Fund will no longer conduct quarterly tender offers to repurchase from Investors their Units in the Fund, investors will no longer be able to reinvest distributions in additional Units and the Fund will endeavor to pay all distributions in cash.

In addition, the Adviser agreed to voluntarily waive 0.25% of its management fee paid by the Master Fund to the Adviser for the 2026 calendar year. Notwithstanding the commencement of the orderly wind-down, the Adviser will continue to explore other alternatives for the Fund in an effort to seek to maximize Investor value, including exploring various strategic options for the Funds, such as a merger or reorganization, with third party partners.

The Adviser’s targeted completion date for the wind-down is December 31, 2028, subject to market conditions and other factors. The Master Fund’s ability to exit its investments (both direct investments in underlying funds and co-investments) is generally severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may limit, preclude or require certain approvals for the Master Fund to sell such investment. These restrictions prevent the Funds from determining with any degree of certainty the exact date that the Master Fund’s assets will be exited and proceeds distributed to Investors. In addition, it is expected that the Master Fund will incur legal and transaction costs in connection with the exit of its investments and may otherwise experience higher than usual expenses during the wind-down period. The Fund will distribute proceeds from the exit of investments to Investors on a periodic basis, in amounts and with such frequency as determined by the officers. The Fund will endeavor to pay such distributions annually.

28

CPG Carlyle Commitments Master Fund, LLC

Investment Program (Unaudited)

March 31, 2026

Following the Board of Directors’ approval of the wind-down, the Adviser intends to manage the Funds primarily in a manner intended to facilitate the Funds’ orderly wind-down. During this time, any proceeds received from the exit of investments will be reinvested in cash or other highly liquid assets until such time such proceeds are distributed to Investors. The Funds will retain cash in an amount determined by the Adviser to be advisable in order to fund the operations of the Funds and satisfy obligations of the Funds, including payment of the Funds’ expenses and the Master Fund’s obligations to fund uncalled capital commitments to investment funds. As a result, during the wind-down period, all or a portion of the Master Fund may not be invested in a manner consistent with the Funds’ stated investment strategies, which may prevent the Funds from achieving their investment objectives.

Distributions of the proceeds of the investments to Investors will result in an Investor realizing a taxable gain or loss on the value of their Units in the Fund. Investors should consult their personal tax advisors concerning their particular tax situations.

The Adviser has established a committee (the “Investment Committee”) which makes investment decisions for the Fund. The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The current Investment Committee members are: Robbie Burns, Alex Lee and Ilya Nassonov.

On April 10, 2025, Alex Lee became an interested director and Principal Executive Officer. William J. Fink was appointed as the Fund’s Chief Compliance Officer, effective December 17, 2025.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

29

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Four of the Directors are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Directors”) and perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

Additional information about the Directors is included in the Fund’s confidential memorandum.

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name, Age, Address and Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
Kristen M. Leopold (58) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Independent Consultant to Hedge Funds (2007-present); Chief Financial Officer of Weston Capital Management, LLC (investment managers) (1997-2006)	10	Blackstone Alternative Investment Funds (1 portfolio) (March 2013-present); Blackstone Alternative Alpha Fund; Blackstone Alternative Alpha Fund II; Blackstone Alternative Alpha Master Fund; Blackstone Alternative Multi-Manager Fund (2012-August 2021); Constitution Capital Access Fund, LLC (October 2022-present), SEG Partners Long/Short Equity Fund (April 2025-present)
Janet L. Schinderman (74) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term- Indefinite Length- Since Inception	Self-Employed Educational Consultant (since 2006); Associate Dean for Special Projects and Secretary to the Board of Overseers, Columbia Business School of Columbia University (1990- 2006)	10	Advantage Advisers Xanthus Fund, L.L.C.

30

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
INDEPENDENT DIRECTORS (continued)
Sharon J. Weinberg (66) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chair and Director	Term - Indefinite Length - Since 2016	Owner, the Chatham Bookstore (March 2021–present); Co-Founder, Blue Leaf Ventures (investing/ consulting) (2018-present); Managing Director, New York Ventures, Empire State Development (2016-2018); Managing Director, JPMorgan Asset Management (2000-2015); Vice President, JPMorgan Investment Management (1996-2000); Associate, Willkie Farr & Gallagher LLP (1984-1996)	10	None
Mark Goldstein (61) c/o Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director	Term - Indefinite Length - Since October 2025	General Counsel and Chief Compliance Officer, Arnhold LLC (2022-present); Special Counsel, Katten Muchin Rosenman (2017-2022)	10	None
INTERESTED DIRECTOR
Alex Lee (52) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Director and Principal Executive Officer	Term – Indefinite Length – Interested Director and Principal Executive Officer since April 2025; Vice President from April 2024 – April 2025	Head, MAM Wealth Solutions (since 2025); Co-Head, MAM Wealth Solutions (2024-2025); Head of Research, MAM Wealth Solutions, (2022-2024); Director of Research of Central Park Group, LLC (2010-2022)	10	None
OFFICERS WHO ARE NOT DIRECTORS
Trishamarie Chan (39) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Principal Financial Officer	Term – Indefinite Length – Since September 2024	Associate Director, Macquarie Asset Management (since 2023); Team Lead/Associate Director Commodities & Global Markets, Macquarie Asset Management (2019- 2023)	N/A	N/A
William J. Fink (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Chief Compliance Officer	Term- Indefinite Length - Since December 2025	Chief Compliance Officer of Macquarie Wealth Advisers, LLC (since December 2025); Chief Compliance Officer of Macquarie Asset Management Credit Advisers US, Macquarie Asset Management (since September 2016)	N/A	N/A

31

CPG Carlyle Commitments Master Fund, LLC

Fund Management (Unaudited)

March 31, 2026

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex
OFFICERS WHO ARE NOT DIRECTORS (continued)
Michael Kernan (57) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President and Secretary	Term- Indefinite Length- Since July 2025	Division Director Macquarie Asset Management; VP and Asst Secretary (Since July 2025); Managing Director (Legal), Macquarie Asset Management Operating Group (Since January 2006)	N/A	N/A
Sue Sekar (50) Macquarie Asset Management 660 Fifth Avenue New York, New York 10103 Vice President	Term- Indefinite Length- Since December 2025	Division Director Macquarie Asset Management; Head of Fund Management, Wealth and Solutions (Since November 2025); Head of Fund Management, Private Markets (2019 to November 2025)	N/A	N/A

*	The Fund Complex consists of the Fund, CPG Carlyle Commitments Fund, LLC, Macquarie Focused Access Fund, LLC, CPG Vintage Access Fund, LLC, CPG Vintage Access Fund II, LLC, CPG Vintage Access Fund III, LLC, CPG Vintage Access Fund IV, LLC, CPG Vintage Access Fund V, LLC, CPG Vintage Access Fund VI, LLC and CPG Vintage Access Fund VII, LLC.
32

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the Fund’s Code of Ethics.

(d)	Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable.

(f)	The registrant's code of ethics referred to in Item 2(a) above is attached as an Exhibit 19(a)(1), hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	As of the end of the period covered by the report, the registrant's board of directors has determined that Kristen Leopold is qualified to serve as the audit committee financial expert serving on its audit committee and that she is "independent," as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $80,000 for 2025 and $159,445 for 2026.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2025 and $0 for 2026. The fees listed in item 4 (b) are related to out-of-pocket expenses in relation to the annual audit of the registrant.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2025 and $0 for 2026.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2025 and $0 for 2026.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2025 and $0 for 2026.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. No such services were provided.

(i)	Not applicable.

(j)	Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable during the period covered by this report.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Master Fund or the Feeder Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies"). The Master Fund and the Feeder Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Master Fund and the Feeder Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Master Fund and the Feeder Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund generally intends to hold its interests in the Investment Funds in non-voting form1. Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

[1]	The Adviser will consider whether foregoing the right to vote is consistent with its fiduciary duties as an investment adviser. In its deliberations in a particular case, it expects to weigh, among other things, the benefit of foregoing the vote (principally, the increased investment that can be made) with the potential detriment of waiving voting power, considering, among other things, the importance of matters on which investors have the right to vote, the quality of the Investment Fund’s portfolio management and whether the Adviser believes that forgoing the vote would adversely affect the ability of the Fund to fulfill its investment objective.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9222, and on the SEC's website at www.sec.gov.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Management

The Adviser has established a committee (the "Investment Committee") which is, with certain exceptions, consulted with respect to investment decisions for the Fund. The Investment Committee approves those investment opportunities presented to the Investment Committee, ensures consistency of decision making and sets guidelines for investments. The Investment Committee is comprised of individuals with various functional areas of expertise. It discusses potential investment opportunities for the current holdings and potential investments in new positions. The Investment Committee will generally discuss, among other things, opportunity set, portfolio composition, manager performance, pricing, allocations, exposures, position sizing and diligence findings

The Investment Committee members are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. As of the date of this filing, the current Investment Committee members are Robbie Burns, Alex Lee and Ilya Nassonov.

Robbie Burns. Robbie Burns is MAM’s Head of Solutions, where he provides leadership for a global team across MAM’s Systematic Investments, External Manager Solutions, Investment Solutions, Wealth Solutions and Corporate Development businesses. Mr. Burns is a member of the MAM Executive Committee and serves as the Executive Sponsor for MAM’s Leadership Advisory Panel. Mr. Burns also serves as an Investment Committee member across MAM’s Secondaries business and as a Board member for a number of MAM’s Wealth Solutions entities. Prior to becoming Head of Solutions, Mr. Burns was Head of Corporate Development for MAM, where he played a key leadership role in the establishment, execution and communication of MAM’s strategy, with a focus on inorganic opportunities. Through his career, he has worked in Australia, the UK and the US, and he has significant experience across the asset management sector. Mr. Burns joined Macquarie from Ashmore Group, and prior to that he worked in the Financial Institutions Group at UBS Investment Bank. He has a Bachelor of Commerce in finance, with honours, from Queen’s University.

Alex Lee. Alex Lee is Head of MAM Wealth Solutions, Chair of the Investment Committee, a Director of the Fund and Principal Executive Officer of the Fund. He previously served as a Vice President of the Fund and Co-Head of MAM Wealth Solutions from 2024 to 2025. Mr. Lee joined MAM as part of Macquarie's 2022 acquisition of Central Park Group, where he was director of research. Mr. Lee has more than 25 years of experience in the financial services industry. Prior to joining Central Park Group in 2010, Mr. Lee was a vice president at First Eagle Investment Management, where he co-managed several multi-manager hedge fund portfolios. Prior to First Eagle, he was the director of research for Bookbinder Capital Management, an alternative investment manager specializing in hedge funds. Before that, Mr. Lee was an investment banking associate at Bear, Stearns & Co., Inc., where he worked on numerous transactions for clients in the financial services industry. Mr. Lee began his career as an investment analyst for Mesirow Financial, where he performed hedge fund due diligence. Mr. Lee received his bachelor's degree in political science from Washington University in St. Louis and earned an MBA from the Leonard N. Stern School of Business at New York University.

Ilya Nassonov. Ilya Nassonov is a Senior Vice President within MAM Wealth Solutions. In his current role, Mr. Nassonov is responsible for sourcing, executing and managing investments out of a range of existing MAM wealth funds as well as launching new investment products. Mr. Nassonov also serves as an Investment Committee member across MAM’s business and as a Board member for a number of MAM’s Wealth Solutions entities. He has experience covering the North American infrastructure, utilities, conventional power and energy transition sectors. Prior to joining Macquarie in 2011, Mr. Nassonov was an associate with Evli Bank. He received his bachelor's degree from Inholland University, Rotterdam and earned an MBA from Harvard Business School.

The Investment Committee is also assisted in its role by the head of the Adviser's operational due diligence efforts, who, although not an Investment Committee member, has veto power with respect to any investment decision by the Investment Committee based on his operational due diligence findings.

The Investment Committee members manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Investment Committee members manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Investment Committee members may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

As of the most recently completed fiscal year end, each Investment Committee member's compensation is comprised of a fixed annual salary, and may include a discretionary bonus, paid by an affiliate of the Adviser and not by the Fund.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Investment Committee members and estimated assets under management in those accounts, as of March 31, 2026.

Name	Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed**	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Alex Lee	8	$2,766.2 million	1	$48.8 million*	None	N/A
Robbie Burns	8	$2,766.2 million	2	$364.1 million***	2	$206.1 million****
Ilya Nassonov	7	$1,662.2 million	None	N/A	None	N/A

*	None of the accounts charge any performance-based advisory fees.

**	For five registered investment companies for which management fees are paid based on capital commitments, the amount in this column reflects capital commitments.

***	As of December 31, 2025

****	One of the accounts with $79,939,984 in assets under management is subject to a performance-based advisory fee.

The following table lists the dollar range of shares beneficially owned by each Investment Committee member, as of March 31, 2026.

Name of Investment Committee Member	Dollar Range of Shares Beneficially Owned by Investment Committee Member
Alex Lee	$100,001-$500,000
Robbie Burns	none
Ilya Nassonov	none

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors during the period covered by this report.

ITEM 16. CONTROLS AND PROCEDURES.

a) The Registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

b) As previously disclosed under Item 16(a) of Form N-CSR for the year ended March 31, 2025, Management identified a material weakness over the design and operating effectiveness of controls over the determination of the appropriate classification and presentation of cash and cash equivalents in the Registrant’s financial statements. During the year ended March 31, 2026, Management implemented a new bank account set up control to determine and document the appropriate GAAP classification of such accounts. Additionally, Management enhanced its financial reporting control to verify the appropriate and consistent GAAP presentation and disclosure of accounts in the financial statements.

As a result of these remediation activities, Management has concluded that the previously reported material weakness has been remediated and that these controls were operating effectively for a sufficient period of time as of the year ended March 31, 2026. Other than the enhancements noted above, there were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) None.

(a)(4) None.

(a)(5) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	CPG Carlyle Commitments Master Fund, LLC

By (Signature and Title)*	/s/ Alex Lee

Alex Lee
(Principal Executive Officer)

Date	June 24, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Alex Lee

Alex Lee
(Principal Executive Officer)

Date	June 24, 2026

By (Signature and Title)*	/s/ Trishamarie Chan

Trishamarie Chan
(Principal Financial Officer)

Date	June 24, 2026

*	Print the name and title of each signing officer under his or her signature.